C&S 510

095E#8756 0508 ORG&FI $15.00
095E#9982 0427 ORG&FI $2035.00

FILED

MAY 9 1995

Administrator
MICHIGAN DEPARTMENT OF COMMERCE
Corporation & Securities Bureau

RECEIVED

APR 27 1995

MICHIGAN DEPT. OF COMMERCE
CORPORATION & SECURITIES BUREAU

RESTATED ARTICLES OF INCORPORATION

OF

FNBH BANCORP, INC.

The following Restated Articles of Incorporation are executed by the undersigned corporation pursuant to the provisions of Sections 641-651, Act 284, Public Acts of 1972, as amended.

1. The present name of the corporation, and its only name since its incorporation, is FNBH Bancorp, Inc..

2. The corporation identification number (CID) assigned by the bureau is 432-207.

3. The date of filing the original Articles of Incorporation was February 3, 1988.

4. The following Restated Articles of Incorporation supercede the original Articles of Incorporation, as heretofore amended, and shall be the Articles of Incorporation of the corporation.

ARTICLE I

The name of the corporation is: FNBH Bancorp, Inc.

ARTICLE II

The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan, including, without limiting the foregoing, operation as a bank holding company.

ARTICLE III

The total authorized capital stock of the corporation is two million one hundred thousand (2,100,000) shares of the Common Stock without par value, all of one class.

ARTICLE IV

The address of the registered office, which is the same as the mailing address, is 101 East Grand River Avenue, Howell, Michigan 48843. The name of the resident agent at the registered office is Barbara Draper Martin.

RECEIVED

MAY 08 1995

MICHIGAN DEPT. OF COMMERCE
CORPORATION & SECURITIES BUREAU

2

ARTICLE V

No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for monetary damages for a breach of fiduciary duty as a director. However, this Article V shall not eliminate or limit the liability of a director for any breach of duty, act or omission for which the elimination or limitation of liability is not permitted by the Michigan Business Corporation Act, as amended from time to time, or for any breach of duty, act or omission that occurred prior to the date of filing of the Corporation's Articles of Incorporation. No amendment, alteration, modification, repeal or adoption of any provision in these Articles of Incorporation inconsistent with this Article V shall have any effect to increase the liability of any director of the Corporation with respect to any act or omission of such director occurring prior to such amendment, alteration, modification, repeal or adoption.

ARTICLE VI

Directors and executive officers of the Corporation shall be indemnified as of right to the fullest extent now or hereafter permitted by law in connection with any actual or threatened civil, criminal, administrative or investigative action, suit or proceeding (whether brought by or in the name of the Corporation, a subsidiary or otherwise) in which a director or executive officer is a witness or which is brought against a director or executive officer in his or her capacity as a director, officer, employee, agent or fiduciary of the Corporation or of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which the director or executive officer was serving at the request of the Corporation. Persons who are not directors or executive officers of the Corporation may be similarly indemnified in respect of such service to the extent authorized at any time by the Board of Directors of the Corporation. The Corporation may purchase and maintain insurance to protect itself and any such director, executive officer or other person against any liability asserted against him or her and incurred by him or her in respect of such service whether or not the Corporation would have the power to indemnify him or her against such liability by law or under the provisions of this Article VI. The provisions of this Article VI shall inure to the benefit of the heirs, executors and administrators of the directors, executive officers and other persons referred to in this Article VI. The right of indemnity provided pursuant to this Article VI shall not be exclusive, and the Corporation may provide indemnification to any person, by agreement or otherwise, on such terms and conditions as the Board of Directors may approve. Any agreement for indemnification of any director, executive officer, employee or other person may provide indemnification rights which are broader than or otherwise different from those set forth in, or provided pursuant to, or in accordance with, this Article VI. Any amendment, alteration, modification, repeal or adoption of any provision in the Articles of Incorporation inconsistent with this Article VI shall not adversely affect any indemnification right or protection of a director or executive officer of the Corporation existing at the time of such amendment, alteration, modification, repeal or adoption.

ARTICLE VII

Section 1. Authority of Board. The business and affairs of the Corporation shall be managed by a Board of Directors which shall exercise all of the powers and authority of the Corporation (subject to delegation to committees of the Board of Directors as permitted by law and not inconsistent with these Articles of Incorporation) except for such matters as are reserved to shareholders of the Corporation by law or by these Articles of Incorporation.

Section 2. Size of Board. The Board of Directors shall consist of eleven (11) members, unless otherwise determined from time to time by resolution adopted by the affirmative vote of at least two-thirds (2/3) of all directors then holding office.

Section 3. Classification of Board. Subject to applicable law, the directors shall be divided into three (3) classes, each class to be as nearly equal in number as possible. The term of office of directors of the first class shall expire at the annual meeting of shareholders to be held in 1996 and until their respective successors are duly elected and qualified or their resignation or removal. The term of office of directors of the second class shall expire at the annual meeting of shareholders to be held in 1997 and until their respective successors are duly elected and qualified or their resignation or removal. The term of office of directors of the third class shall expire at the annual meeting of shareholders to be held in 1998 and until their respective successors are duly elected and qualified or their resignation or removal. Subject to the foregoing, at each annual meeting of shareholders, commencing at the annual meeting to be held in 1996, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting and until their successors shall be duly elected and qualified or their resignation or removal.

Section 4. Vacancies in Board. Vacancies occurring in the Board of Directors by reason of death, resignation or removal of a director may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board, and vacancies occurring by reason of an increase of the number of directors may be filled by majority vote of the Board of Directors then in office at any meeting duly called and noticed. Directors appointed by the Board of Directors to fill any vacancies shall hold office only until the next annual meeting of shareholders. No decrease in the number of directors shall shorten the term of any incumbent director.

Section 5. Nominations for Board. Nominations for the election of directors may be made by the Board of Directors or by a shareholder entitled to vote in the election of directors. A shareholder entitled to vote in the election of directors, however, may make such a nomination only if written notice of such shareholder's intent to do so has been given, either by personal delivery or by United States mail, postage prepaid, and received by the Corporation (a) with respect to an election to be held at an annual meeting of shareholders, not later than thirty (30) days in advance of the date of such meeting (or within seven days after the date the Corporation mails, or otherwise gives notice of the date of such meeting, if such notice is given less than forty (40) days prior to the meeting date), and (b) with respect to an election to be held at a special meeting of shareholders called for that

purpose, not later than the close of business on the tenth (10th) day following the date on which notice of the special meeting was first mailed to the shareholders by the Corporation.

Each shareholder's notice of intent to make a nomination shall set forth:

(a) the name(s) and address(es) of the shareholder who intends to make the nomination and of the person or persons to be nominated;

(b) a representation that the shareholder (i) is a holder of record of stock of the Corporation entitled to vote at such meeting, (ii) will continue to hold such stock through the date on which the meeting is held, and (iii) intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareholder;

(d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated under Section 14 of the Securities Exchange Act of 1934, as amended, as now in effect or hereafter modified, had the nominee been nominated by the Board of Directors; and

(e) the consent of each nominee to serve as a director of the Corporation if so elected.

The chairman of the meeting may refuse to acknowledge the nomination of any person nominated by a shareholder whose nomination is not made in compliance with the foregoing procedure.

Section 6. Removal from Board. Any director may be removed from office as a director for good cause only, and only by the affirmative vote of the holders of at least two-thirds (2/3) of the then issued and outstanding shares of the Corporation's stock entitled to vote thereon at a meeting duly called and convened for that purpose.

Section 7. Amendment, Repeal, Etc. This Article may not be amended or repealed, in whole or in part, except by affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding shares of the Corporation's capital stock entitled to vote in the election of directors; provided, however, that such amendment or repeal may be made by majority vote of such shareholders at any meeting of shareholders duly called and convened where such amendment has been recommended for approval by two-thirds (2/3) of all directors then holding office.

ARTICLE VIII

Section 1. Board Evaluation of Certain Offers. The Board of Directors of this Corporation shall not approve, adopt or recommend any offer of any person or entity, other than the Corporation, to make a tender or exchange offer for any capital stock of the Corporation, to merge or consolidate the Corporation with any other entity or to purchase or otherwise acquire all or substantially all of the assets or business of the Corporation unless and until the Board of Directors shall have first evaluated the offer and determined that the offer would be in compliance with all applicable laws and that the offer is in the best interests of the Corporation and its shareholders. In connection with its evaluation as to compliance with laws, the Board of Directors may seek and rely upon an opinion of legal counsel independent from the offeror and it may test such compliance with laws in any state or federal court or before any state or federal administrative agency which may have appropriate jurisdiction. In connection with its evaluation as to the best interests of the Corporation and its shareholders, the Board of Directors may consider all factors which it deems relevant, including without limitation: (i) the adequacy and fairness of the consideration to be received by the Corporation and/or its shareholders under the offer considering historical trading prices of the Corporation's stock, the price that might be achieved in a negotiated sale of the Corporation as a whole, premiums over trading prices which have been proposed or offered with respect to the securities of other companies in the past in connection with similar offers and the future prospects for this Corporation and its business; (ii) the potential social and economic impact of the offer and its consummation on this Corporation, its employees and vendors; and (iii) the potential social and economic impact of the offer and its consummation on the communities in which the Corporation and any subsidiaries operate or are located.

Section 2. Amendment, Repeal, etc. Notwithstanding any other provision of these Articles of Incorporation or the Bylaws of the Corporation to the contrary (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the Bylaws of the Corporation), the affirmative vote of the holders of eighty percent (80%) or more of the outstanding shares of capital stock entitled to vote for the election of directors, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with this Article VIII; provided, however, that this Section 2 of Article VIII shall be of no force or effect if the proposed amendment, repeal or other action has been recommended for approval by at least eighty percent (80%) of all directors then holding office.

5. These Restated Articles of Incorporation were duly adopted by the shareholders on April 13, 1995, in accordance with the provisions of Section 642, Act 284, Public Acts of 1972, as amended. The necessary number of shares as required by statute were voted in favor of these Restated Articles of Incorporation.

Signed this 25th day of April, 1995.

Barbara D. Martin

Barbara D. Martin, President

AFTER RECORDING RETURN TO:

Michael G. Wooldridge
Varnum Riddering, Schmidt
& Howlett
P.O. Box 352
Grand Rapids, MI 49501-0352

C&S 515 (5/96)

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
CORPORATION, SECURITIES, AND LAND DEVELOPMENT BUREAU

Date Received: MAY 06 1998

(FOR BUREAU USE ONLY)

Modified Act cite in section 5b from 611(2) to 611 (3) per amended BCA

FILED

MAY 07 1998

Administrator
MI DEPT. OF CONSUMER & INDUSTRY SERVICES
CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU

Name: MICHAEL G. WOOLDRIDGE
Address: PO BOX 352
City, State, Zip: GRAND RAPIDS, MI 49501-0352

Document will be returned to the name and address you enter above

EFFECTIVE DATE:

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Profit and Nonprofit Corporations
(Please read information and instructions on last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The present name of the corporation is: FNBH BANCORP, INC.

2. The identification number assigned by the Bureau is: 432-207

3. The location of its registered office is:

101 East Grand River (Street Address), Howell (City), Michigan, 48843 (ZIP Code)

4. Article III of the Articles of Incorporation is hereby amended to read as follows:

The total authorized capital stock is 4,200,000 common shares of a par value of $5.00 per share.

MUL

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b). **DO NOT COMPLETE BOTH.**

a. *__ The foregoing amendment to the Articles of Incorporation were duly adopted on the *__ day of *_______ *_____, 19*___, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this *_______ day of *________________________, 19 *____

(Signature)	(Signature)
* (Type or Print Name)	* (Type or Print Name)
(Signature)	(Signature)
* (Type or Print Name)	* (Type or Print Name)

b. X The foregoing amendment to the Articles of Incorporation was duly adopted on the 22nd day of April, 1998. The amendment: (check one of the following)

X was duly adopted in accordance with Section 611(3) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

__ was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

__ was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, and Section 407(1) of the Act if a profit corporation. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

__ was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act if a nonprofit corporation, and Section 407(2) of the Act if a profit corporation.

Signed this ________ day of April, 1998

By [signature]

(Only Signature of President, Vice-President, Chairperson, or Vice-Chairperson)

Barbara D. Martin, President

(Type or Print Name and Title)

Michigan Department of Consumer and Industry Services

Filing Endorsement

This is to Certify that the CERTIFICATE OF CORRECTION

for

FNBH BANCORP, INC.

ID NUMBER: 432207

received by facsimile transmission on December 21, 2001 is hereby endorsed

Filed on December 21, 2001 by the Administrator.

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Effective Date: May 7, 1998


Michigan Dept. Of Consumer & Industry Services
Bureau of Commercial Services, Corporation Division

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 21st day of December, 2001.

Andrew L. Metcalf Jr., ***Director***

Bureau of Commercial Services

Sent by Facsimile Transmission 01355

BCS/CD- 518 (12/00)

MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
BUREAU OF COMMERCIAL SERVICES

Date Received	(FOR BUREAU USE ONLY)
	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name		
MICHAEL G. WOOLDRIDGE		
Address		
P.O. BOX 352		
City	State	Zip Code
GRAND RAPIDS	MI	49501-0352

EFFECTIVE DATE:

Document will be returned to the name and address you enter above.
If left blank document will be mailed to the registered office.

CERTIFICATE OF CORRECTION

For use by Corporations and Limited Liability Companies
(Please read information and instructions on last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), or Act 23, Public Acts of 1993 (limited liability companies), the undersigned corporation or limited liability company executes the following Certificate:

1. The name of the corporation or limited liability company is: FNBH BANCORP, INC.
2. The identification number assigned by the Bureau is: 432-207
3. The corporation or limited liability company is formed under the laws of the State of MICHIGAN

4. That a CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION (Title of Document Being Corrected) was filed by the Bureau on MAY 7, 1998 and that said document requires correction.

5. Describe the inaccuracy or defect contained in the above named document:

   PAR VALUE DESIGNATION

6. The document is corrected as follows:

   The total authorized capital stock of the corporation is four million two hundred thousand (4,200,000) shares of Common Stock without par value, all of one class.

7. This document is hereby executed in the same manner as the Act requires the document being corrected to be executed.

Signed this 19th day of December, 2001

By Barbara D. Martin (Signature)	By (Signature)	By (Signature)
Barbara D. Martin, President (Type or Print Name and Title)	(Type or Print Name and Title)	(Type or Print Name and Title)

C&S 518

DCS/CD-520 (Rev. 12/05)

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES

Date Received	(FOR BUREAU USE ONLY)
	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

FILED
MAY 26 2006
Administrator
Bureau of Commercial Services

Tran Info:1 11852177-2 05/23/06
Chk#: 2532 Amt: $5.00
ID: FNBH BANCORP INC

Name
FNBH Bancorp, Inc - Attention Tana Brown
Address
101 E Grand River Ave, PO Box 800
City: Howell State: MI Zip Code: 48844-0800

EFFECTIVE DATE:

Document will be returned to the name and address you enter above.
If left blank document will be mailed to the registered office.

CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT
For use by Domestic and Foreign Corporations and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), or Act 23, Public Acts of 1993 (limited liability companies), the undersigned corporation or limited liability company executes the following Certificate:

1. The name of the corporation or limited liability company is: FNBH Bancorp, Inc,
2. The identification number assigned by the Bureau is: 432207
3. a. The name of the resident agent on file with the Bureau is: Herbert W. Bursch
   b. The location of the registered office on file with the Bureau is:
   101 E Grand River Ave (Street Address) Howell (City), Michigan 48843 (ZIP Code)
   c. The mailing address of the above registered office on file with the Bureau is:
   101 E Grand River Ave (Street Address or P.O. Box) Howell (City), Michigan 48843 (ZIP Code)

ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON THE PUBLIC RECORD

4. a. The name of the resident agent is: Janice B. Trouba
   b. The address of the registered office is:
   101 E Grand River Ave (Street Address) Howell (City), Michigan 48843 (ZIP Code)
   c. The mailing address of the registered office IF DIFFERENT THAN 4B is:
   PO Box 800 (Street Address or P.O. Box) Howell (City), Michigan 48844-0800 (ZIP Code)

5. The above changes were authorized by resolution duly adopted by: 1. ALL CORPORATIONS: its Board of Directors; 2. PROFIT CORPORATIONS ONLY: the resident agent if only the address of the registered office is changed, in which case a copy of this statement has been mailed to the corporation; 3. LIMITED LIABILITY COMPANIES: an operating agreement, affirmative vote of a majority of the members pursuant to section 502(1), managers pursuant to section 405, or the resident agent if only the address of the registered office is changed.

6. The corporation or limited liability company further states that the address of its registered office and the address of its resident agent, as changed, are identical.

Signature	Type or Print Name and Title or Capacity	Date Signed
Janice B Trouba	Janice B Trouba Sr. V.P. CFO	5-1-2006

Michigan Department Of Energy, Labor & Economic Growth

Filing Endorsement

This is to Certify that the CERTIFICATE OF AMENDMENT - CORPORATION

for

FNBH BANCORP, INC.

ID NUMBER: 432207

received by facsimile transmission on February 25, 2009 is hereby endorsed

Filed on February 25, 2009 by the Administrator.

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 25TH day of February, 2009.

, Director

Bureau of Commercial Services

BCS/CD-515 (Rev. 03/07)

MICHIGAN DEPARTMENT OF LABOR AND ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES

Date Received	(FOR BUREAU USE ONLY)
	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name		
MICHAEL WOOLDRIDGE		
Address		
P.O. BOX 352		
City	State	Zip Code
GRAND RAPIDS	MI	49501-0352

EFFECTIVE DATE:

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Profit and Nonprofit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The present name of the corporation is: FNBH BANCORP, INC.

2. The identification number assigned by the Bureau is: 432207

3. Article III of the Articles of Incorporation is hereby amended to read as follows:

ARTICLE III

The total authorized capital stock is 4,230,000 shares, of which four million two hundred thousand (4,200,000) shares shall be common stock, without par value, and thirty thousand (30,000) shares shall be preferred stock, without par value.

The authorized shares of common stock are all of one class with equal voting power, and each share shall be equal to every other such share.

The shares of preferred stock may be divided into and issued in one or more series. The Board of Directors is hereby authorized to cause the preferred stock to be issued from time to time in one or more series, with such designations and such relative voting, dividend, liquidation, conversion and other rights, preferences and limitations as shall be stated and expressed in the resolution or resolutions providing for the issue of such preferred stock adopted by the Board of Directors. The Board of Directors by vote of a majority of the whole Board is expressly authorized to adopt such resolution or resolutions and issue such stock from time to time as it may deem desirable.

BCS/CD-515 (Rev. 09/07)

COMPLETE ONLY ONE OF THE FOLLOWING:

4. Profit or Nonprofit Corporation: For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.

The foregoing amendment to the Articles of Incorporation was duly adopted on the _______ day of ________, ______, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this ______ day of _______, ______

(Signature)	(Signature)
(Type or Print Name)	(Type or Print Name)
(Signature)	(Signature)
(Type or Print Name)	(Type or Print Name)

5. Profit Corporation Only: Shareholder or Board Approval

The foregoing amendment to the Articles of Incorporation was duly adopted on the 19th day of February, 2009, by the: (check one of the following)

☒ shareholders at a meeting in accordance with Section 611(3) of the Act.

☐ written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) of the Act. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

☐ written consent of all the shareholders entitled to vote in accordance with Section 407(2) of the Act.

☐ board of a profit corporation pursuant to section 611(2) of the Act.

Profit Corporations and Professional Service Corporations

Signed this 25 day of February, 2009

By Janice B. Trouba
(Signature of an authorized officer or agent)

JANICE B. TROUBA
(Type or Print Name)

2249616/1

Michigan Department Of Energy, Labor & Economic Growth

Filing Endorsement

This is to Certify that the CERTIFICATE OF AMENDMENT - CORPORATION

for

FNBH BANCORP, INC.

ID NUMBER: 432207

received by facsimile transmission on June 3, 2009 is hereby endorsed

Filed on June 3, 2009 by the Administrator.

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 3RD day of June, 2009.

, Director

Bureau of Commercial Services

Sent by Facsimile Transmission 09154

BCS/CD-515 (Rev. 03/07)

MICHIGAN DEPARTMENT OF ENERGY, LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES

Date Received	(FOR BUREAU USE ONLY)
	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name		
MICHAEL G. WOOLDRIDGE		
Address		
P.O. BOX 352		
City	State	Zip Code
GRAND RAPIDS	MI	49501-0352

EFFECTIVE DATE:

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Profit and Nonprofit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The present name of the corporation is: FNBH BANCORP, INC.
2. The identification number assigned by the Bureau is: 432207
3. The first paragraph of Article III of the Amended and Restated Articles of Incorporation is hereby amended to read as follows:

   The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 7,030,000 shares, of which 7,000,000 shares shall be common stock, without par value, and 30,000 shares shall be preferred stock, without par value.

BCS/CD-515 (Rev. 03/07)

COMPLETE ONLY ONE OF THE FOLLOWING:

4. Profit or Nonprofit Corporation: For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.

The foregoing amendment to the Articles of Incorporation was duly adopted on the ______ day of ________, ______, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this ______ day of _______, _____

(Signature)	(Signature)
(Type or Print Name)	(Type or Print Name)
(Signature)	(Signature)
(Type or Print Name)	(Type or Print Name)

5. Profit Corporation Only: Shareholder or Board Approval

The foregoing amendment to the Articles of Incorporation was duly adopted on the 28th day of May , 2009 , by the: (check one of the following)

- [x] shareholders at a meeting in accordance with Section 611(3) of the Act.
- [ ] written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) of the Act. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)
- [ ] written consent of all the shareholders entitled to vote in accordance with Section 407(2) of the Act.
- [ ] board of a profit corporation pursuant to section 611(2) of the Act.

Profit Corporations and Professional Service Corporations

Signed this 3rd day of June , 2009

By [signature]
(Signature of an authorized officer or agent)

Ronald L. Long
(Type or Print Name)

2682207v1

Michigan Department of Licensing and Regulatory Affairs

Filing Endorsement

This is to Certify that the CERTIFICATE OF AMENDMENT - CORPORATION

for

FNBH BANCORP, INC.

ID NUMBER: 432207

received by facsimile transmission on September 30, 2011 is hereby endorsed

Filed on September 30, 2011 by the Administrator.

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Effective Date: October 3, 2011

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 30TH day of September, 2011.

Director

Bureau of Commercial Services

BCS/CD-515 (Rev. 03/11)

MICHIGAN DEPARTMENT OF LICENSING AND REGULATORY AFFAIRS
BUREAU OF COMMERCIAL SERVICES

Date Received	(FOR BUREAU USE ONLY)
	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name		
KIMBERLY A. BABER		
Address		
P.O. BOX 352		
City	State	Zip Code
GRAND RAPIDS	MI	49501-0352

EFFECTIVE DATE:

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Profit and Nonprofit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The present name of the corporation is: FNBH BANCORP, INC.

2. The identification number assigned by the Bureau is: 432207

3. Article III of the Articles of Incorporation is hereby amended in its entirety to read as follows:

ARTICLE III

The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 7,030,000 shares, of which 7,000,000 shares shall be common stock, without par value, and 30,000 shares shall be preferred stock, without par value.

Effective at the close of business on October 3, 2011 (the "Effective Time"), the shares of Common Stock issued and outstanding immediately prior to the Effective Time shall be combined and reclassified into a smaller number of shares such that each seven (7) shares of Common Stock issued and outstanding immediately prior to the Effective Time shall be and are reclassified into one (1) share of Common Stock. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued. The Company will round up fractional shares to the nearest whole share.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified pursuant to the preceding paragraph.

BCS/CD-515 (Rev. 03/11)

COMPLETE ONLY ONE OF THE FOLLOWING:

4. Profit or Nonprofit Corporation: For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.

The foregoing amendment to the Articles of Incorporation was duly adopted on the _______ day of _____ __, __ __, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this ______ day of _______, __ __

(Signature) (Signature)

(Type or Print Name) (Type or Print Name)

(Signature) (Signature)

(Type or Print Name) (Type or Print Name)

5. Profit Corporation Only: Shareholder or Board Approval

The foregoing amendment to the Articles of Incorporation was duly adopted on the 22nd day of September, 2011, by the: (check one of the following)

☒ shareholders at a meeting in accordance with Section 611(3) of the Act.

☐ written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) of the Act. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

☐ written consent of all the shareholders entitled to vote in accordance with Section 407(2) of the Act.

☐ board of a profit corporation pursuant to section 611(2) of the Act.

Profit Corporations and Professional Service Corporations

Signed this 30th day of Sept., 2011

By Mark Huber
(Signature of an authorized officer or agent)

Mark Huber
(Type or Print Name)

4367813/1

Michigan Department of Licensing and Regulatory Affairs

Filing Endorsement

This is to Certify that the CERTIFICATE OF AMENDMENT - CORPORATION

for

FNBH BANCORP, INC.

ID NUMBER: 432207

received by facsimile transmission on October 13, 2011 is hereby endorsed

Filed on October 14, 2011 by the Administrator.

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 14TH day of October, 2011.

Director

Bureau of Commercial Services

Sent by Facsimile Transmission 11287

CERTIFICATE OF DESIGNATION
OF
JUNIOR PARTICIPATING PREFERRED STOCK, SERIES A
OF
FNBH BANCORP, INC.

FNBH Bancorp, Inc., a corporation organized and existing under the laws of the State of Michigan (the "Company"), in accordance with the provisions of Section 302 of the Michigan Business Corporation Act, certifies:

A. The present name of the Company is FNBH Bancorp, Inc.

B. The Corporation Identification Number (CID) assigned by the Department of Licensing and Regulatory Affairs is 432207.

C. The location of the registered office of the Company is 101 East Grand River Avenue, Howell, Michigan 48843.

D. The following is a true and correct copy of a resolution designating and prescribing the relative rights, preferences, and limitations of the Company's Series A Junior Participating Preferred Stock, which was duly adopted by the Company's Board of Directors on September 29, 2011.

> RESOLVED, that pursuant to the authority vested in the Board of Directors of this Company in accordance with the provisions of its Articles of Incorporation, a series of preferred stock of the Company be and is created and the designation, amount, qualifications, limitations, and other rights and restrictions of the shares of such series are as follows:

Section 1. Designation And Amount.

The shares of such series shall be designated as "Junior Participating Preferred Stock, Series A," no par value per share (the "Series A Preferred Stock"), and the number of shares constituting the Series A Preferred Stock shall be 10,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights, or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series A Preferred Stock.

Section 2. Dividends And Distributions.

(a) Subject to the rights of the holders of any shares of any series of preferred stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors out of funds legally available for the purpose, dividends in an amount per share (rounded to the nearest cent) equal to 1,000 times the aggregate

per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

Section 3. Voting Rights.

In addition to any other voting rights required by law, the holders of shares of Series A Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the Company. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein, in any other Certificate of Designations creating a series of preferred stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Company.

(c) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the

extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Reacquired Shares.

Any shares of Series A Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of the preferred stock subject to the conditions and restrictions on issuance set forth herein, in the Articles, or in any other certificate of designation creating a series of preferred stock or any similar stock or as otherwise required by law.

Section 5. Liquidation, Dissolution, or Winding Up.

Upon any liquidation, dissolution, or winding up of the Company, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1,000 per share, and any such additional amount such that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (b) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratable on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (a) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 6. Consolidation, Merger, Etc.

In case the Company shall enter into any consolidation, merger, combination, or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash, and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash, and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on the Common Stock

payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. No Redemption.

The shares of Series A Preferred Stock shall not be redeemable.

Section 8. Rank.

The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Company's preferred stock and shall rank senior to the Common Stock as to such matters.

Section 9. Amendment.

The Articles shall not be amended in any manner which would materially alter or change the powers, preferences, or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least a majority of the outstanding shares of Series A Preferred Stock, voting together as a single class.

IN WITNESS WHEREOF, FNBH Bancorp, Inc. has caused this Certificate to be signed by its duly authorized officer as of the 13th day of October, 2011.

Ronald L. Long
President and Chief Executive Officer
FNBH Bancorp, Inc.

4639114_1

Michigan Department of Licensing and Regulatory Affairs

Filing Endorsement

This is to Certify that the CERTIFICATE OF AMENDMENT - CORPORATION

for

FNBH BANCORP, INC.

ID NUMBER: 432207

received by facsimile transmission on June 4, 2012 is hereby endorsed

Filed on June 4, 2012 by the Administrator.

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 4TH day of June, 2012.

Director

Bureau of Commercial Services

Sent by Facsimile Transmission 12156

MICHIGAN DEPARTMENT OF LABOR AND ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES	
Date Received	(FOR BUREAU USE ONLY)
	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name		
KIMBERLY A. BABER		
Address		
P.O. BOX 352		
City	State	Zip Code
GRAND RAPIDS	MI	49501-0352

EFFECTIVE DATE:

Document will be returned to the name and address you enter above.
If left blank document will be mailed to the registered office.

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Profit and Nonprofit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The present name of the corporation is: FNBH Bancorp, Inc.
2. The identification number assigned by the Bureau is: 432207

3. The first paragraph of Article III of the Articles of Incorporation is hereby amended to read as follows:

The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is eleven million thirty thousand shares (11,030,000), of which eleven million (11,000,000) shares shall be common stock, without par value, and thirty thousand (30,000) shares shall be series preferred stock, without par value.

COMPLETE ONLY ONE OF THE FOLLOWING:

4. Profit or Nonprofit Corporation: For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the _______ day of ________, ______, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this _______ day of ________, ______

(Signature)	(Signature)
(Type or Print Name)	(Type or Print Name)
(Signature)	(Signature)
(Type or Print Name)	(Type or Print Name)

5. Profit Corporation Only: Shareholder or Board Approval

The foregoing amendment to the Articles of Incorporation was duly adopted on the 24th day of May, 2012, by the: (check one of the following)

☒ shareholders at a meeting in accordance with Section 611(3) of the Act.

☐ written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) of the Act. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

☐ written consent of all the shareholders entitled to vote in accordance with Section 407(2) of the Act.

☐ board of a profit corporation pursuant to section 611(2) of the Act.

Profit Corporations and Professional Service Corporations

Signed this 4th day of June, 2012

By Mark Huber
(Signature of an authorized officer or agent)

MARK HUBER, CHIEF FINANCIAL OFFICER
(Type or Print Name)

MICHIGAN DEPARTMENT OF LICENSING AND REGULATORY AFFAIRS

FILING ENDORSEMENT

This is to Certify that the CERTIFICATE OF AMENDMENT - CORPORATION

for

FNBH BANCORP, INC.

ID NUMBER: 432207

received by facsimile transmission on December 2, 2013 is hereby endorsed.

Filed on December 2, 2013 by the Administrator.

This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 2nd day of December, 2013.

Alan J. Schefke, Director
Corporations, Securities & Commercial Licensing Bureau

Sent by Facsimile Transmission

**CERTIFICATE OF DESIGNATION
OF
MANDATORILY CONVERTIBLE NON-CUMULATIVE
JUNIOR PARTICIPATING PREFERRED STOCK, SERIES B
OF
FNBH BANCORP, INC.**

FNBH Bancorp, Inc., a corporation organized and existing under the laws of the State of Michigan (the "Company"), in accordance with the provisions of Section 302 of the Michigan Business Corporation Act, certifies:

A. The present name of the Company is FNBH Bancorp, Inc.

B. The Corporation Identification Number (CID) assigned by the Department of Licensing and Regulatory Affairs is 432207.

C. The location of the registered office of the Company is 101 East Grand River Avenue, Howell, Michigan 48843.

D. The following is a true and correct copy of a resolution designating and prescribing the relative rights, preferences, and limitations of the Company's Series B Mandatorily Convertible Non-Cumulative Junior Participating Preferred Stock, which was duly adopted by the Company's Board of Directors on June 3, 2013.

> RESOLVED, that pursuant to the authority vested in the Board of Directors of this Company in accordance with the provisions of its Articles of Incorporation, a series of preferred stock of the Company be and is created and the designation, amount, qualifications, limitations, and other rights and restrictions of the shares of such Series B Preferred Stock are as follows:

Section 1. Designation and Amount.

The series of preferred shares shall be designated as the Company's "Mandatorily Convertible Non-Cumulative Junior Participating Preferred Stock, Series B," no par value per share (the "Series B Preferred Stock"), and the number of shares constituting the Series B Preferred Stock shall be 20,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights, or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series B Preferred Stock. Each share of Series B Preferred Stock shall be identical in all respects to every other share of Series B Preferred Stock.

Section 2. Definitions

"Automatic Conversion Date" has the meaning set forth in Section 7(b).

"Common Stock" means the Company's common stock, no par value per share.

"Company" means FNBH Bancorp, Inc., a Michigan corporation.

"Conversion Date" has the meaning set forth in Section 7(a).

"Conversion Price" means $0.70, subject to adjustment pursuant to Section 8.

"Distribution" means the transfer from the Company to its shareholders of cash, securities, or other assets or property, including, without limitation, evidences of indebtedness, shares of capital stock, or other securities, including, without limitation, any dividend or distribution of rights or warrants to purchase shares of Common Stock (other than rights issued pursuant to a shareholders' rights plan, a dividend reinvestment plan, or other similar plans), without consideration, whether by way of dividend or otherwise.

"Exchange Property" has the meaning set forth in Section 9.

"Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, or trust.

"Series B Parity Securities" has the meaning set forth in Section 3.

"Series B Preferred Stock" has the meaning set forth in Section 1.

"Subsidiary" means any entity in which the Company, directly or indirectly, owns sufficient capital stock or holds a sufficient equity or similar interest such that it is consolidated with the Company in the financial statements of the Company or has the power to elect a majority of the board of directors or other persons performing similar functions.

Section 3. Ranking.

The Series B Preferred Stock will, with respect to dividend rights and rights on liquidation, winding up, and dissolution, rank (i) on a parity with (A) the Common Stock, and (B) each other class or series of equity securities of the Company the terms of which do not expressly provide that such class or series will rank senior or junior to the Series B Preferred Stock as to dividend rights and/or rights on liquidation, winding up, and dissolution of the Company (collectively with the Common Stock, referred to as "Series B Parity Securities"), and (ii) junior to each other class or series of equity securities of the Company the terms of which expressly provide that such class or series will rank senior to the Series B Preferred Stock as to dividend rights and/or rights on liquidation, winding up, and dissolution of the Company. The Company has the power to authorize and/or issue additional shares or classes or series of equity securities without the consent of any holder of shares of Series B Preferred Stock. The definition of "Series B Parity Securities" shall include any options, warrants, and any other rights exercisable for or convertible into Series B Parity Securities.

Section 4. Dividends and Distributions.

As long as any shares of Series B Preferred Stock are outstanding, the Company shall not declare, pay, or set apart for payment any dividend or make any Distribution on any Common

Stock, unless at the time of such dividend or Distribution the Company simultaneously pays a non-cumulative dividend or makes a Distribution, which non-cumulative dividend or Distribution shall be payable in cash or the same securities or other assets or other property as is paid to holders of Common Stock, on each outstanding share of Series B Preferred Stock in an amount equal to the product of (A) any per share dividend or Distribution paid on the Common Stock multiplied by (B) a fraction, (i) the numerator of which is $1,000 and (ii) the denominator of which is the then-applicable Conversion Price. Each dividend payable pursuant to this Section 4 will be payable to holders of record of the Series B Preferred Stock as they appear in the records of the Company on the applicable record date for such dividend or Distribution.

Section 5. Liquidation, Dissolution, or Winding Up.

Upon any liquidation, dissolution, or winding up of the Company, the holders of outstanding shares of Series B Preferred Stock shall be entitled to receive liquidating distributions in such amounts as such holders would be entitled to receive if all of the Series B Preferred Stock held by such holder were converted solely and directly into Common Stock immediately before such liquidation, dissolution, or winding up. For purposes of this Section 5, the Company's consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Company, or the sale of all or substantially all of the Company's assets, property, or business will not constitute its liquidation, dissolution, or winding up.

Section 6. Maturity.

The Series B Preferred Stock shall be perpetual until converted in accordance with this Certificate of Designation.

Section 7. Conversion Into Common Stock.

(a) At any time the Company has shares of Common Stock authorized and available for issuance, the Company may require any holder of any outstanding shares of Series B Preferred Stock to convert all or a portion of such holder's shares of Series B Preferred Stock into a number of shares of Common Stock determined by dividing (i) $1,000 by (ii) the then-applicable Conversion Price. The Company may exercise such right by providing written notice of such conversion to such holder(s). Such notice shall specify the "Conversion Date," which shall be at least five (5) days after the date such notice is given.

(b) Without limiting the generality of Section 7(a) above, upon any amendment to the Company's Articles of Incorporation that becomes effective after the date this Certificate of Designation is filed by the State of Michigan that increases the number of shares of Common Stock the Company is authorized to issue to a number of shares at least as great as the number of shares of Common Stock issuable upon conversion of all then outstanding shares of Series B Preferred Stock into Common Stock (the date the Articles of Incorporation are amended to reflect such increase is referred to as the "Automatic Conversion Date"), each issued and outstanding share of Series B Preferred Stock shall be automatically converted into a number of shares of Common Stock determined by dividing (i) $1,000 by (ii) the then-applicable Conversion Price, without further action by either the Company or any holder of a share of Series B Preferred Stock.

(c) Effective as of the close of business on the Automatic Conversion Date or any Conversion Date, any certificate representing any shares of Series B Preferred Stock shall evidence only the right to receive the shares of Common Stock in which such shares of Series B Preferred Stock have been converted. As soon as practicable after the Automatic Conversion Date or any Conversion Date, the Company shall take such action as is necessary to exchange any certificate representing shares of Series B Preferred Stock for one or more certificates representing the Common Stock into which such Series B Preferred Stock was converted or to otherwise reflect issuance of such shares of Common Stock in book entry form.

Section 8. Anti-Dilution Adjustments.

(a) At any time after the date on which this Certificate of Designation is filed by the State of Michigan, if the number of shares of Common Stock of the Company outstanding at any time is increased or decreased by a subdivision or combination of the outstanding shares, or if additional shares are issued by the Company in connection with any stock split or dividend, then the Conversion Price shall be appropriately adjusted so that the number of shares of Common Stock issuable on conversion of a share of Series B Preferred Stock shall be increased or decreased, as the case may be, in proportion to such increase or decrease in outstanding shares of Common Stock. All adjustments to the Conversion Price shall be calculated to the nearest one-tenth (1/10) of a cent. No adjustment in the Conversion Price shall be required if such adjustment would be less than $0.01; provided that any adjustments which by reason of this sentence are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided, further, that on any Automatic Conversion Date, adjustments to the Conversion Price will be made with respect to any such adjustment carried forward that has not been taken into account before such date. No adjustment to the Conversion Price shall be made if the holders of the Series B Preferred Stock may participate in the transaction that would otherwise give rise to an adjustment as a result of holding the Series B Preferred Stock (including, without limitation, pursuant to Section 4 above), without having to convert the Series B Preferred Stock, as if they held the full number of shares of Common Stock into which a share of the Series B Preferred Stock may then be converted.

(b) The Conversion Price shall not be adjusted: (i) upon the issuance of any shares of Common Stock or rights or warrants to purchase those shares pursuant to any present or future employee, director, or consultant benefit plan or program of or assumed by the Company or any of its Subsidiaries; or (ii) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable, or convertible security outstanding as of the date shares of the Series B Preferred Stock were first issued and not substantially amended thereafter.

(c) As soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price pursuant to Section 8(a), the Company shall provide, or cause to be provided, a written notice to the holders of the Series B Preferred Stock of the occurrence of such event and the adjusted Conversion Price.

Section 9. Reorganization Events.

As long as any shares of Series B Preferred Stock remain outstanding, if there occurs, in one transaction or a series of related transactions: (i) any reorganization, merger, share exchange, consolidation, or similar transaction (other than a transaction pursuant to which the Company is the surviving entity and pursuant to which the shares of Common Stock outstanding immediately prior to the transaction are not exchanged for cash, securities, or other property of the Company or another Person); (ii) any transaction resulting in the sale, transfer, lease, or conveyance to another Person of all or substantially all of the assets of the Company, in each case pursuant to which the Common Stock will be converted into cash, securities, or other property of the Company or another Person; or (iii) any statutory exchange of the outstanding shares of Common Stock for securities of another Person (other than in connection with a merger or acquisition) (any such event specified in this Section 9, a "Reorganization Event"), then each share of Series B Preferred Stock outstanding immediately prior to such Reorganization Event shall be deemed, solely for purposes of this Section 9, to have converted, effective immediately prior to the effective time of the Reorganization Event, into the number of shares of Common Stock into which one share of Series B Preferred Stock would then be convertible; provided that, notwithstanding the foregoing and for the avoidance of doubt, the shares of Series B Preferred Stock shall not convert into shares of Common Stock upon the occurrence of a Reorganization Event. Any agreement setting forth the terms and conditions of, or otherwise relating to, a Reorganization Event shall provide that the holders of the Series B Preferred Stock will be entitled to receive the type and amount of securities, cash, and other property receivable in such Reorganization Event (such securities, cash, and other property, the "Exchange Property") by the holder of the number of shares of Common Stock into which one share of Series B Preferred Stock held by such holder, plus all accrued and unpaid dividends, up to but excluding the date of consummation of such Reorganization Event, would then be convertible. If the holders of the shares of Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the holders of the Series B Preferred Stock shall likewise be entitled to make such an election. The above provisions of this Section 9 shall similarly apply to successive Reorganization Events and the provisions of Section 8 shall apply to any shares of capital stock of the Company (or any successor) received by the holders of the Common Stock in any such Reorganization Event. The Company (or any successor) shall, within seven days of the consummation of any Reorganization Event, provide written notice to the Holders of such consummation of such event and of the kind and amount of the cash, securities, or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 9. The Company shall not enter into any agreement for a transaction constituting a Reorganization Event unless such agreement provides for or does not interfere with or prevent (as applicable) a transaction that is consistent with and gives effect to this Section 9.

Section 10. Voting Rights.

In addition to any other voting rights required by law, the holders of shares of Series B Preferred Stock shall have the following voting rights:

(a) Each share of Series B Preferred Stock shall entitle the holder of such share to a number of votes, on all matters submitted to a vote of the shareholders of the Company, equal to

the number of shares of Common Stock into which such share of Series B Preferred Stock is convertible as of the record date for such vote.

(b) Except as otherwise set forth in this Certificate of Designation, in any other Certificate of Designation creating a series of preferred stock or any similar stock, bylaw, or as otherwise provided by law, (i) the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Company, and (ii) holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required for taking any corporate action (except to the extent they are entitled to vote with holders of Common Stock as set forth in this Certificate of Designation).

Section 11. Fractional Shares.

No fractional shares of Common Stock will be issued as a result of any conversion of shares of Series B Preferred Stock. In lieu of any fractional share of Common Stock otherwise issuable in respect of any conversion of Series B Preferred Stock, the Company shall pay an amount in cash (computed to the nearest cent) equal to the same fraction of the closing price of the Common Stock determined as of the second trading day immediately preceding the applicable conversion date. If more than one share of the Series B Preferred Stock is surrendered for conversion at one time by or for the same holder, the number of full shares of Common Stock issuable upon conversion shall be computed on the basis of the aggregate number of shares of the Series B Preferred Stock so surrendered.

Section 12. Reacquired Shares.

Any shares of Series B Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after their acquisition. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of the preferred stock subject to the conditions and restrictions on issuance set forth in this Certificate of Designation, in the Articles, or in any other certificate of designation creating a series of preferred stock or any similar stock or as otherwise required by law. The Company may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series B Preferred Stock; provided, that the Company shall not take any such action if such action would reduce the authorized number of shares of Series B Preferred Stock below the number of shares of Series B Preferred Stock then outstanding.

Section 13. No Redemption.

The shares of Series B Preferred Stock shall not be redeemable.

Section 14. Miscellaneous

(a) All notices referred to in this Certificate of Designation shall be in writing, and, unless otherwise specified, all notices shall be deemed to have been given upon the earlier of receipt or three business days after the mailing of such notice if sent by registered or certified mail with postage prepaid, addressed: (i) if to the Company, to its office at 101 East Grand River,

Howell, Michigan 48843, Attention: Chief Executive Officer, (ii) if to any holder of Series B Preferred Stock, to such holder at the address of such holder as listed in the stock record books of the Company, or (iii) to such other address as the Company or any such holder, as the case may be, shall have designated by notice similarly given.

(b) The shares of Series B Preferred Stock shall not have any voting powers, preferences, or relative, participating, optional, or other special rights, or qualifications, limitations, or restrictions on any of the foregoing, other than as set forth in this Certificate of Designation, in the Articles of Incorporation, or as provided by applicable law.

(c) The Articles shall not be amended in any manner which would materially alter or change the powers, preferences, or special rights of the Series B Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least a majority of the outstanding shares of Series B Preferred Stock, voting together as a single class.

IN WITNESS WHEREOF, FNBH Bancorp, Inc. has caused this Certificate of Designation to be signed by its duly authorized officer as of the 2nd day of December, 2013.

Ronald L. Long
President and Chief Executive Officer
FNBH Bancorp, Inc.

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